Exhibit 10.33

**Confidential portions have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange

Commission (the “Commission”).**

service Agreement

between

oramed ltd.

and

xertecs gmbh

This Service Agreement (this “Agreement”) is entered into, as of June 3, 2016 (the “Effective Date”), by and between:

Oramed Ltd., a company organized under the laws of the State of Israel, with its offices at 2/4 Kefar Hi-tech, PO Box 39098, Jerusalem, 91390, Israel, hereafter referred to as “ORAMED”,

and

XERTECS GmbH, a company organized under the laws of Germany and having its registered head office at Haltinger Strasse 8, 79379 Müllheim, Germany, hereinafter called “XERTECS”

with each of ORAMED and XERTECS collectively referred to as the “Parties” and individually as a “Party”.

RECITALS

-	WHEREAS, ORAMED is a clinical-stage pharmaceutical development company focused on the development of oral drug delivery systems to transform injectable treatments into oral therapies; ORAMED is currently investigating specific pharmaceutical development activities such as a process verification QbD program, scale-up and manufacture of non-GMP and GMP material at a third party nominated by ORAMED.

-	WHEREAS, ORAMED controls rights covering the product known as ORMD-0801 (the “PRODUCT”). The PRODUCT is currently under development by ORAMED and has reached the clinical development phase with an on-going clinical Phase II study currently on-going in the USA.

-	WHEREAS, ORAMED has entered into a Technology License Agreement (“LICENSE AGREEMENT”) with Hefei Tianhui Incubator of Technologies Co. Ltd. (“HTIT”), a corporation organized and existing under the laws of the People’s Republic of China (the “PRC”) pursuant to which, inter alia, ORAMED granted HTIT exclusive rights to pre-commercialize, manufacture and commercialize the Product in the PRC, Macau and Hong Kong (the “LICENSEE TERRITORY”).

-	WHEREAS, as part of the LICENSE AGREEMENT, ORAMED undertook to ensure that HTIT receives the required support and services to enable HTIT to manufacture the PRODUCT in the LICENSEE TERRITORY at HTIT’s facilities.

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-	WHEREAS, ORAMED has requested XERTECS, and XERTECS has agreed to collaborate with ORAMED to ensure that the required support and services are provided to HTIT to enable HTIT to manufacture the PRODUCT in the LICENSEE TERRITORY at HTIT’s facilities, all in accordance with the terms and conditions set out in this AGREEMENT. Said required support and services (hereafter called the “SERVICES”, as further defined below) will be provided by XERTECS to HTIT on behalf of ORAMED.

-	WHEREAS, the SERVICES will be provided by the XERTECS Designated Personnel on behalf of XERTECS, as such term is defined below.

-	WHEREAS, XERTECS is a company that is specialized in the field of providing engineering services, the design, manufacture and supply of pharmaceutical processing equipment for pharmaceutical solid dosage forms with certain know how and experience in the design and manufacture of coating equipment and control systems and support for installation, commissioning and qualification of processing equipment.

NOW THEREFORE in consideration of the promises and the terms and conditions contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the Parties agree as follows:

1.	Definitions

1.1.	“Affiliate” means, with respect to any Party (i) any legal entity of which the securities or other ownership interests representing 50% or more of the equity or 50% or more of the ordinary voting power or 50% or more of the general partnership interest are, at the time such determination is being made, owned, controlled or held, directly or indirectly, by such Party and (ii) any legal entity under common control of an entity falling within sub-clause (i) above.

1.2.	“Confidential Information” shall mean any and all confidential information of any kind disclosed by the Disclosing Party to the Receiving Party in connection with this Agreement, directly or indirectly, whether disclosed orally, visually, in writing or in any tangible or electronic form or media, and including, but not limited to, research and development, technology, trade secrets, know-how, proprietary information (whether or not reduced to writing), inventions (whether or not patentable), patent applications, licenses, software, programs, prototypes, designs, analysis codes, discoveries, techniques, methods, ideas, concepts, data, engineering and manufacturing information, procedures, specifications, diagrams, drawings, schematics, and any and all other technical, commercial, scientific and other data, processes, documents or other information or physical object, and including confidential information of any third party which is disclosed in connection with this Agreement to the Disclosing Party and is in turn disclosed to the Receiving Party or learned by the Receiving Party through visual or other inspection.

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1.3.	“cGMP” means the current Good Manufacturing Practices in accordance with (i) WHO Good Manufacturing Practices, (ii) EC Directive 2003/94/EC - EC Guide to Good Manufacturing Practice for Medicinal Products and (iii) Applicable ICH Guidelines, and Chinese CFDA GMP current version.

1.4.	“Deliverables” shall mean any and all documents such but not limited to protocols, diagrams, drawings, schematics, blueprints, progress reports, which either embody or contain the RESULTS. The DELIVERABLES to be provided by XERTECS are described in Annex 2.

1.5.	“Disclosing Party” shall mean the PARTY disclosing CONFIDENTIAL INFORMATION.

1.6.	“Oramed Background IP” means all intellectual property rights including, collectively and without limitation, any and all patent rights, know-how, utility models, trademarks, trade names, copyright, industrial designs, and any applications thereof, on a worldwide basis, owned or controlled by ORAMED and/or its AFFILIATES, which has been conceived and reduced to practice prior to or independently from the PROJECT.

1.7.	“Product” shall mean ORMD-0801, an enteric-coated soft gelatin capsule containing insulin as active substance as specified in Annex 1.

1.8.	“Project” shall mean the project that is the subject matter of this Agreement with respect to the PRODUCT and technology implementation to be undertaken by XERTECS to enable HTIT to manufacture the PRODUCT in the facilities of HTIT in the PRC, all as specified in Annex 2.

1.9.	“Receiving Party” shall mean the PARTY receiving Confidential Information from the DISCLOSING Party.

1.10.	“Steering Committee” shall mean the committee jointly set up by ORAMED and XERTECS and which shall include one representative of each of ORAMED, XERTECS and HTIT.

1.11.	“Results” shall mean any and all information and data, patentable or not, of any type and in any tangible or intangible form, including without limitation inventions, practices, methods, techniques, specifications, formulations, formulae, knowledge, know-how, show-how, skill, test data, engineering and manufacturing information (including processes), and other information arising out of the performance of the SERVICES to the extent relating to the PRODUCT and the manufacture thereof.

1.12.	“Services” shall mean implementation and scaling up in HTIT’s facilities of the oral insulin soft gel capsulation/coating process technology developed by ORAMED, project management, development and engineering services to be performed by XERTECS under this AGREEMENT in relation to the PRODUCT and PROJECT, all as specified in Annex 2.

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1.13.	“XERTECS Designated Personnel” or “Designated Personnel” shall mean the XERTECS employees specified in Annex 7, as such annex may be updated from time to time by agreement of the Parties.

2.	APPOINTMENT, ACCEPTANCE & DUTIES

2.1.	XERTECS shall perform the SERVICES as described in Annex 2, in accordance with the timeframe for the performance thereof in a professional and competent manner and pursuant to the terms and conditions set out in this AGREEMENT. XERTECS shall ensure that the SERVICES are performed by the XERTECS Designated Personnel, and that such personnel have adequate expertise. Changes to any of the XERTECS Designated Personnel shall be subject to prior agreement in writing with ORAMED.

2.2.	XERTECS accepts such appointment and the PARTIES agree to act in accordance with the terms and conditions herein contained.

2.3.	XERTECS shall prepare the DELIVERABLES in accordance with the requirements and the prerequisites indicated by ORAMED and as set out in Annex 2, and shall further ensure that the DELIVERABLES are made available to ORAMED and HTIT in accordance with the timeframe for the delivery thereof and pursuant to the terms and conditions set out in this AGREEMENT.

2.4.	XERTECS shall use its best efforts to complete the SERVICES expeditiously within the PROJECT timeline set out in Annex 3. Should XERTECS be unable to complete the SERVICES within the applicable timeline, XERTECS shall immediately inform ORAMED and HTIT in writing of such delay and shall indicate in such notice to ORAMED and HTIT (i) the reasons for the delay, (ii) the proposed course of remedial action to be undertaken by XERTECS, and (iii) the time needed for completing the performance of the affected SERVICES.

2.5.	In case Oramed becomes aware that it is not possible to design, establish and qualify adequate pharmaceutical manufacturing facilities to meet applicable GMP requirements for the installation of appropriate manufacturing and processing equipment for the manufacture of the PRODUCT in the LICENSEE TERRITORY as per Section 2.8 below, ORAMED shall immediately inform XERTECS of such delay in writing and shall indicate in such notice to XERTECS (i) the reasons for the delay, (ii) the proposed course of remedial action to be undertaken by the responsible party, and (iii) the time needed for completing the performance of the affected SERVICES.

2.6.	Should ORAMED be unable to complete the pharmaceutical and process development activities including scale-up, ORAMED shall inform in writing of such delay and shall indicate to XERTECS the time needed for achieving performance of ORAMED’s obligations.

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2.7.	[RESERVED]

2.8.	The PARTIES agree to establish the STEERING COMMITTEE to oversee the implementation of the PROJECT, engage in regular PROJECT overview and discuss issues that may arise during such implementation. This STEERING COMMITTEE shall include all required project functions and PARTIES with their roles and responsibilities, and relevant empowerment for any decisions to come. In the event of a controversy and/or dispute within the STEERING COMMITTEE, ORAMED shall have the final decision-making authority.

2.9.	The PARTIES agree that HTIT shall be entitled to have representatives on the STEERING COMMITTEE and participate in all discussions regarding the implementation of the PROJECT. The Steering Committee shall be composed of one or two representatives from each of Oramed, HTIT and Xertecs. Decisions of the Steering Committee shall require unanimous approval by all member of the Committee, (it being clarified that each of Oramed, HTIT and Xertecs shall have one vote only, regardless of the actual number of representatives they appoint to the Steering Committee).

2.10.	It is understood and agreed by all PARTIES that SERVICES and corresponding payments may be adjusted and amended during the course of the PROJECT; in which case the provisions of Article 6 shall apply.

3.	SUBCONTRACTING AND ASSIGNING OF RIGHTS AND DUTIES

3.1.	XERTECS is entitled to subcontract specific work packages to individual sub-contractors. It is the obligation and responsibility of XERTECS to identify and nominate adequate and skilled subcontractors as necessary. XERTECS will always inform ORAMED, in advance, of potential subcontractors and ORAMED’s approval for the engagement of such subcontractors shall be required, provided that ORAMED will not unreasonably withhold such approval.

3.2.	XERTECS shall ensure that all subcontractors appointed hereunder are bound by written obligations of confidentiality no less restrictive than the terms set out below and intellectual property assignments sufficient to ensure that XERTECS is able to fulfill its obligations pursuant to Section 5.1. In addition, XERTECS shall be responsible for the acts and omissions of subcontractors appointed hereunder.

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4.	CONFIDENTIALITY

4.1.	Any Confidential Information disclosed by the Disclosing Party to the Receiving Party shall be considered and treated by the Receiving Party in the same manner the Receiving Party considers and treats its own Confidential Information in order to prevent their disclosure or unauthorized use, but in all events in a reasonable manner.

4.2.	The Receiving Party agrees and undertakes (i) to use the Confidential Information only for the purpose of this Agreement and the performance of the SERVICES, and (ii) not to disclose the Confidential Information, in whole or in part, directly or indirectly to any third party; provided, however, that the RECEIVING PARTY may disclose the Confidential Information to such PARTY’s management, employees, authorized persons, advisors, AFFILIATES and subcontractors where same (A) have a need to know such information in order to assist the RECEIVING PARTY in performing its obligations under this Agreement, and (B) have signed or are bound by confidentiality and non-use agreements with terms no less restrictive than those set out herein; (iii) have agreed not to use the Confidential Information in a manner inconsistent with this Agreement; and (iv) have agreed not to use the Confidential Information for obtaining intellectual property rights. It is expressly agreed that ORAMED may disclose XERTECS’ Confidential Information to HTIT in furtherance of the purposes contemplated in this Agreement and the LICENSE AGREEMENT.

4.3.	The obligations set forth in this article shall extend to copies, if any, of Confidential Information made by any of the respective directors, agents, and employees of the Receiving Party and to documents prepared by such persons, which embody or contain Confidential Information.

4.4.	Notwithstanding the foregoing, the confidentiality and non-use provisions herein shall not apply to Confidential Information which (i) is known to the Receiving Party or its Affiliates prior to its disclosure by the Disclosing Party or is independently developed by the Receiving Party or its Affiliates and, in either case, is documented by appropriate records; or (ii) is generally available to the public other than as a result of disclosure by the Receiving Party or its Affiliates, as can be established by appropriate records; or (iii) becomes known to the Receiving Party through a source other than the Disclosing Party which source is legally entitled to disclose it, as can be established by appropriate records; or (iv) is released from the confidentiality and non-use obligations under this Agreement by the Disclosing Party in writing; or (v) is required to be disclosed pursuant to a valid court order and the PARTY required to make such disclosure takes all reasonable measures to minimize the extent of the disclosure and seek confidential treatment of such information, and – where not restricted by applicable law – promptly advises the DISCLOSING PARTY of such disclosure requirement.

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4.5.	Such confidentiality provisions shall remain in full force and effect during the whole term of this Agreement and for an indefinite period of time after its termination unless one of the exceptions set forth above applies on a Confidential Information-by-Confidential Information basis.

4.6.	In the event that Confidential Information has been disclosed to the Receiving Party before the Effective Date of this Agreement, the Receiving Party confirms that it has acted in accordance with the terms of this Agreement with respect to such information and shall continue to act in accordance with the terms of this Agreement with respect to such information.

4.7.	Each Party agrees to keep this Agreement and the subject matter hereof, as well as the SERVICES contemplated herein, confidential for the same period of time as above. Notwithstanding the foregoing and subject to prior notification to XERTECS, ORAMED may disclose this Agreement and the subject matter hereof, as well as the SERVICES contemplated herein, to actual and potential investors and commercial partners, and as may be required by securities laws and regulations, including regulations and guidelines of any stock exchange on which the securities of ORAMED or its AFFILIATES are listed.

5.	PROPERTY RIGHTS

5.1.	XERTECS agrees that ORAMED shall own all RESULTS generated through the provision of the SERVICES, and all intellectual property rights related thereto and subsisting therein, and that ORAMED shall have the exclusive right to exploit same at its sole discretion without any further obligation (financial or otherwise) to XERTECS. XERTECS shall and hereby does assign all right, title and interest in and to the RESULTS to ORAMED, and further agrees to take all reasonable further actions to give effect to the foregoing. XERTECS shall ensure that the XERTECS Designated Personnel have entered into binding agreements with XERTECS that duly transfer to XERTECS all right, title and interest in and to work product generated by such personnel.

5.2.	ORAMED will grant access to already existing relevant background IP in the possession of ORAMED to XERTECS solely for use by XERTECS for the purpose of providing the SERVICES as contemplated hereunder or any further services related to the PRODUCT as may be agreed by the PARTIES. XERTECS shall not, directly or indirectly, use, provide access to or exploit any such background IP for any other purposes.

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6.	FINANCIAL PROVISIONS

6.1.	In consideration for the performance of the SERVICES and provision of the DELIVERABLES, ORAMED shall pay to XERTECS the remuneration indicated in Annex 4, payable in partial amounts according to the payment schedule indicated Annex 4, and received on the day indicated in Annex 4.

6.2.	The total budget for the SERVICES is estimated to be 2,360,000 Euro (the “Budget”) which corresponds to approximately [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] man-hours to be spent by the project team on the PROJECT (the “Total Hours”). Any expenses for the sub-contractor for engineering services performed by XERTECS and/or other sub-contractor engineering service providers if applicable are included in the Budget.

6.3.	In consideration of the performance of the SERVICES, ORAMED agrees to pay to XERTECS a service fee in the amount of 800,000 Euro exclusive of VAT and will be paid in accordance with Annex 4 (the “Initial Fee”). This Initial Fee is part of the entire compensation for SERVICES as set out in the Budget and will be on account of all XERTECS’ activities to be performed within the first 18 months of this AGREEMENT commencing as of the EFFECTIVE DATE as detailed in the Budget planning set out in Annex 4. The Initial Fee will be credited against SERVICES as stipulated and detailed in Annex 4. In all cases of termination of this AGREEMENT, XERTECS is entitled to retain the Initial Fee; provided, however, that in the event that termination occurs before the expiration of the aforementioned 18 month period such that there remains man-hours that were effectively paid for by ORAMED but SERVICES were not performed by XERTECS with respect thereto, such paid-for but unused man-hours (the “Unused Hours”) shall become a credit to ORAMED and may be used by ORAMED for other projects as may be agreed between the PARTIES within a period of 12 months after the termination of this AGREEMENT. In case that ORAMED and XERTECS do not reach agreement for other projects within this period of 12 months, ORAMED shall lose its claim to 90% of the Unused Hours and shall not be entitled to demand any other form of compensation from XERTECS with respect thereto; provided, however, that 10% of the Unused Hours shall remain at the disposal of ORAMED for another 24 months after the expiration of the aforesaid 12 month period and may be used by ORAMED on other projects upon agreement with XERTECS. For clarity, the foregoing hours shall be calculated at the rate of [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] Euro per hour. The foregoing mechanism shall be referred to herein as the “Credit Mechanism”.

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6.4.	XERTECS shall maintain, and shall cause anyone acting on its behalf, its Affiliates and subcontractors to maintain, complete and accurate records of all work hours. XERTECS shall furnish ORAMED with a report of all work hours on the last day of each calendar quarter during the Term.

6.5.	The PARTIES agree that the Budget is calculated with best efforts based on currently available information given by the PARTIES and discussed between the PARTIES. A detailed time schedule of related activities and corresponding milestones is set out in Annex 4. The PROJECT costs will be re-calculated and confirmed or adapted after each milestone has been reached or after completion of each work package as specified out in Annex 2. If the effectively used and reported working hours by XERTECS exceed the calculated and agreed initial budget by more than 10%, the PARTIES agree to discuss and approve additional compensation for XERTECS.

6.6.	XERTECS agrees to an open book policy on effectively incurred working hours and days that allows ORAMED, or its designees, to ensure that the SERVICES are on track and that the utilization of project funds by XERTECS is done properly. At the end of each payment period, XERTECS will provide ORAMED with a written quarterly report which includes the man-hours spent by the Designated Personnel on the PROJECT during each quarter and from the beginning of the PROJECT by that quarter.

6.7.	The payment schedule with milestones, milestone or monthly payments and payment conditions are described in Annex 4.

6.8.	All payments due to the terms of this agreement are expressed to be exclusive of value added tax (VAT) or similar indirect taxes (e.g. goods and service tax). VAT/indirect taxes shall be added to the payments due to the terms if legally applicable.

6.9.	Out-of-pocket expenses for any travelling (e.g. costs for travelling to PRC) which is directly related to the PROJECT will be charged at costs and is not included in above given budget; provided, however, all travel and related expenses need to be pre-approved in writing by ORAMED.

6.10.	Costs for the purchase and execution of the qualification of any specific testing, processing and manufacturing equipment are not included in the PROJECT costs. Any such expenses must be preapproved in writing by ORAMED

7.	TERM AND TERMINATION

7.1.	This term of this Agreement shall commence on the EFFECTIVE DATE and shall continue for a period of 4 years, unless earlier terminated in accordance with the provisions hereof (Term).

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7.2.	This Agreement may be terminated by either Party without the other Party being entitled to any indemnity whatsoever, in case the other Party is in material breach of this Agreement and does not correct such breach within 60 days after having received a written notice of such breach from the terminating Party; provided, however, that where the breaching PARTY is taking diligent measures to remedy the breach but requires additional time to complete such remedy, such PARTY shall notify the non-breaching PARTY in writing of the measures taken and the need for additional time to complete the remedy and such PARTY shall be granted an additional 60 days to cure the breach.

A material breach of this AGREEMENT includes but is not limited to one or more of the following cases:

-	Breach of confidentiality as stipulated in Article 4 of this AGREEMENT
-	Delayed payment or non-payment of the project consideration as stipulated in Article 6 of this AGREEMENT
-	Project delay by more than 12 weeks caused by either PARTY in accordance with the agreed milestones for such PARTY’s performance of this AGREEMENT. In case such delay is caused by ORAMED´s partners or subcontractors, XERTECS is entitled to terminate this AGREEMENT as well.

7.3.	In addition, ORAMED may terminate this AGREEMENT by providing 90 days’ advance notice to XERTECS. In order to mitigate any losses of other concerned parties, notice of such termination shall also be provided to such other concerned parties.

7.4.	In case of termination of this Agreement by ORAMED pursuant to Section 7.3, ORAMED agrees to compensate XERTECS with a cancellation fee as specified in Annex 6, as may be applicable. In case of termination within the first 18 months of the project, the Credit Mechanism (as detailed in Section 6.3) shall apply.

7.5.	The provisions of Article 4 (Confidentiality), Article 5 (Property Rights), Section 8.5 (Indemnity), Article 9 (Miscellaneous) and Article 10 (Law and Dispute Resolution) shall survive the termination of this Agreement.

8.	REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

8.1.	XERTECS represents and warrants (i) that its execution of this AGREEMENT has been duly authorized by all necessary corporate action, and that it has all necessary legal rights to perform the PROJECT and provide the SERVICES; (ii) that its performance of its obligations hereunder and the performance by the Designated Personnel of their respective responsibilities hereunder does not and will not conflict with any agreements and/or undertakings to which XERTECS and such personnel is subject; (iii) that to the best of its knowledge no SERVICES XERTECS provides or technology, know-how and information transferred under this Agreement, including RESULTS (hereinafter, the “Transferred know-how”) infringes any intellectual property right of any third party within and outside the LICENSEE TERRITORY; (iv) that there are no actual, pending, or to the knowledge of Xertecs, alleged or threatened adverse actions, suits, claims, interferences or formal governmental investigations involving the Transferred know-how by or against Xertecs in or before any court, governmental or regulatory authority; and (v) it has not received any written notice from any third party asserting or alleging that any transferred know-how infringed or misappropriated or infringes or misappropriates the intellectual property rights of any such third party.

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8.2.	XERTECS agrees that neither XERTECS nor the Designated Personnel shall, during the term of this Agreement, serve any interest or do any act or thing, which might conflict with the interests of ORAMED and HTIT regarding the SERVICES. Without limiting the generality of the foregoing, XERTECS shall not and shall ensure that the Designated Personnel do not perform services for a third party (excluding HTIT) which may be identical or similar to the SERVICES and which are directly related to the PRODUCT without prior approval by Oramed.

8.3.	XERTECS will carry out the SERVICES in accordance with appropriate scientific and professional standards and undertakes to use its best efforts to perform the SERVICES as described in Annex 2. However, due to the experimental nature of the PROJECT and due to the involvement of HTIT which is not a party in this AGREEMENT, ORAMED acknowledges that XERTECS shall not be liable that specific results may be achieved; provided, however, that XERTECS will seek further solutions under reasonable efforts to ensure that DELIVERABLES applicable to the PROJECT are realized.

8.4.	Neither Party shall, under any circumstances, be liable for special, incidental or consequential damages, including but not limited to, loss of profits; provided, however, that such exclusion of liability shall not apply where the damages are caused by the intentional misconduct or fraud of, in the case of XERTECS - XERTECS and/or the Designated Personnel; and in the case of ORAMED - the intentional misconduct or fraud of ORAMED.

8.5.	XERTECS hereby agrees to defend, hold harmless and indemnify ORAMED and its AFFILIATES and their respective directors, officers, employees, sublicensees and customers (the “ORAMED Indemnitees”) from and against any and all liabilities, expenses or losses, including reasonable legal expenses and attorneys’ fees (collectively “Losses”) in each case resulting from third party suits, claims, actions and demands (each, a “Third Party Claim”) arising out of (a) a breach of XERTECS’s representations and warranties set forth in Article 8 above and/or (b) any claim that the provision of the SERVICES, including any use by ORAMED and/or HTIT of the RESULTS, technology, know-how and information transferred under this Agreement infringes the intellectual property rights of such third party within and/or outside the LICENSEE TERRITORY.

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8.6.	ORAMED hereby agrees to defend, hold harmless and indemnify XERTECS and its AFFILIATES and their respective directors, officers, employees, sublicensees and customers (the “XERTECS Indemnitees”) from and against any and all Losses in each case resulting from a Third Party Claim arising out of a breach of ORAMED’s representations and warranties set forth in this Agreement.

8.7.	If any indemnitee receives notice of any claim for which it intends to seek indemnification hereunder, such indemnitee shall, as promptly as is reasonably possible, give the indemnifying party written notice of such claim. In such event, the Parties shall consult and cooperate with each other regarding the response to and the defense of any such claim and the indemnifying party shall, upon its acknowledgment in writing of its obligation to indemnify the indemnitee, be entitled to and shall assume the defense or represent the interests of the indemnitee in respect of such claim, that shall include the right to select and direct legal counsel and other consultants to appear in proceedings on behalf of the indemnitee and to propose, accept or reject offers of settlement, all at its sole cost; provided, however, that where such settlement involves any admission of liability on the part of the indemnitee, the written consent of indemnitee shall be required, such consent not to be unreasonably withheld, conditioned or delayed. Nothing herein shall prevent an indemnitee from retaining its own counsel and participating in its own defense at its own cost and expense.

9.	MISCELLANEOUS

9.1.	This Agreement supersedes any pre-existing agreements, either oral or in writing. There are not and shall not be any oral statements, representations, warranties, undertakings or agreements between the Parties in respect of the subject matter hereof other than as provided by this Agreement and any mutually accepted written amendments hereto.

9.2.	The descriptive headings herein have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction or interpretation of any provision hereof.

9.3.	If any provision of this Agreement or the application thereof to any person or circumstances is held invalid, such invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provision or application, and to this end the provisions or applications of this Agreement are declared to be severable. In lieu of any invalid, prohibited or unenforceable provision or application thereof, the Parties or a court (if applicable) shall substitute suitable or equitable terms to carry out the intent of this Agreement.

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9.4.	Any waiver, termination, amendment or modification of this Agreement is unenforceable unless made in a written document executed by both ORAMED and XERTECS.

9.5.	XERTECS may not assign this AGREEMENT to any third party, unless otherwise agreed in writing by Oramed.

9.6.	In case of difference between this Agreement and the Annexes, the terms and conditions of this Agreement shall prevail.

9.7.	All correspondence and communications between the PARTIES shall be in the English language.

10.	LAW AND DISPUTE RESOLUTION

10.1.	This Agreement shall be governed by the laws of the United Kingdom, exclusive of its conflict of law principles.

10.2.	Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally settled by binding arbitration conducted in the English language in Zurich, Switzerland, pursuant to the rules of the International Chamber of Commerce before a panel of three arbitrators. Notwithstanding the foregoing, each PARTY may seek injunctive relief from any court of competent jurisdiction to enjoin a breach or threatened breach of this Agreement.

11.	FUTURE PROJECTS

11.1.	ORAMED, XERTECS and HTIT may discuss additional projects based on this agreement and their future business relationship from time to time.

[Remainder of page left intentionally blank – signature page follows immediately]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their duly authorized corporate officers to be effective as of the Effective Date.

/s/ ORAMED LTD.

Name:	Nadav Kidron	Date	6/5/16

Function:	CEO

Name:	Harold Jacob	Date	6/6/16

Function:	Director

/s/ XERTECS GmbH

Name:	Dr. Bernhard Luy	Date	6/13/2016

Function:	Managing Director Process Technology

Name:	Matthias Tondar	Date	6/13/2016

Function:	Managing Director Engineering

Name:	Klaus Gröschel	Date	6/13/2016

Function:	Managing Director Sales & Marketing

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ANNEX 1: PRODUCT COMPOSITION (wet capsule shell)

Material	Raw material manufacturer	Amount per capsule (mg)
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
TOTAL FILL MASS	-----
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
TOTAL SHELL MASS	-----

16

Coating formulation
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	-	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	-	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	-	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
TOTAL COATING MASS	-----	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]

17

annex 2: services / project

[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]. The setup of the [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] laid out in this Annex are collectively summarized as the [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION].

[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION].

The work packages and deliverables listed activities in a chronological order. [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION].

The establishment of analytical labs / facilities for quality control purposes and packaging lines is not in the scope of the PROJECT.

18

WORK PACKAGE	DELIVERABLES
1. Concepts and detailed planning work
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
2. [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]

19

[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]

3. [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]	[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
*[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]

20

annex 3: timeline and milestones

ACTIVTIY	2016				2017				2018				2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]

21

ACTIVTIY	2016				2017				2018				2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]

22

ACTIVTIY	2016				2017				2018				2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]
[THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION]

23

annex 4: budget and payment schedule

The total project consideration of 2,360,000 EUR will be paid as follows:

1.	First non-refundable installment of 300,000 EUR to be transferred within 15 calendar days from the EFFECTIVE DATE;

2.	Second non-refundable installment of 250,000 EUR to be transferred within 6 months from the EFFECTIVE DATE;

3.	Third non-refundable installment of 250,000 EUR to be transferred within 12 months from the EFFECTIVE DATE;

4.	Payment of the remaining 1,560,000 EUR will be discussed between the parties and will be linked to SERVICES provided in connection with work package bundles reflecting the progress of the PROJECT. It is currently contemplated that 75% of such payments will be made upon the start of each work package and the balance will be made upon completion of each work package, although such arrangements are subject to agreement of the PARTIES.

Out-of-pocket expenses, in particular for travelling, are not included in the budget, and will be paid at cost ORAMED.

It is estimated that one trip to the PRC for work on the project will be required in 2016. All travel and expenses need to be pre-approved in writing by ORAMED.

24

Annex 5: responsibilities

ORAMED (incl. subcontractors)	XERTECS (incl. subcontractors)	HTIT (incl. subcontractors)
Formulation development (on-going)

Definition of product related requirements for Mini-Pilot Plant Line and Soft-Gel Manufacturing Line (e.g. temperature, relative humidity, size of suites, utilities demands, etc.) and support to HTIT for planning with regard to requirements related to manufacturing equipment

Review of the plant URS prepared by HTIT

Planning and building of Mini-Pilot Plant premises in an existing facility and new facility for Soft-Gel Manufacturing Line, incl. qualification of systems for purified water, HVAC etc. considering Chinese regulatory requirements

Preparing the capsulation plant URS

QbD program, including process development. The package of such process development must provide sufficient information needed for process scale-up to [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] and the setting up of the Chinese facility.	Selection of product related manufacturing and IPC equipment suppliers, incl. preparation of URS Review of VMP prepared by HTIT	Purchase of equipment as defined by XERTECS, lead for qualification at site (FAT, OQ, PQ) Preparing the VMP
Analytical method development, qualification and transfer	Qualification supervision during DQ, FAT, SAT, OQ, PQ	Setup of general and product specific SOP systems
	Setup of SOPs directly related to manufacture of the product in English, and training	Setup of QC laboratory, purchase/ qualification of analytical equipment and implementation of testing methods
Selection of excipient suppliers and preparation of testing specifications for excipients
Preparation of master batch records and process validation protocols in English language
	Supervision of initial manufacturing activities until at least three consecutive successful batches at [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION].	Conduct the trial batches and PV batches under the instruction of Oramed/XERTECS

25

Annex 6: compensation in case of termination by oraMed for reasons outside of XERTECS

In case of project termination by ORAMED pursuant to Section 7.3, ORAMED agrees to pay to XERTECS the following cancellation fees:

1.	No cancellation fee in case of termination within the first 12 months after the EFFECTIVE DATE; provided, however, that if, at the time of such termination, ORAMED has not yet paid the entire Initial Fee of 800,000 EUR to XERTECS, ORAMED will pay to XERTECS the difference between the amount actually paid and 800,000 EUR.

2.	In case of termination later than 12 months after the EFFECTIVE DATE, ORAMED will pay to XERTECS 150,000 EUR; provided, however, that if, at the time of such termination, there remains Unused Hours (meaning there are man-hours that were effectively paid for by ORAMED but SERVICES were not performed by XERTECS with respect thereto), then the foregoing amount of 150,000 EUR shall be subject to an adjustment according to the amount of Unused Hours calculated at the rate of [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] Euro per hour. By way of illustration, the total amount of the Initial Fee (800,000 EUR) “purchases” a total of [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] hours. Supposing ORAMED terminates the AGREEMENT 15 months after the EFFECTIVE DATE, and at such time all [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] hours were used in the performance of the SERVICES, ORAMED would be required to pay to XERTECS the full amount of [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] EUR. If, however, ORAMED terminates the AGREEMENT 15 months after the EFFECTIVE DATE, and at such time only [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] hours were used in the performance of the SERVICES, ORAMED would only be required to pay to XERTECS [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] EUR (that is, [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] EUR less [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] EUR, where [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] EUR is the product of [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] hours x [THE CONFIDENTIAL PORTION HAS BEEN SO OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION] EUR per hour).

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Annex 7: DESignated PERSONNEL

The Designated Personnel will be laid out in a separate agreement between ORAMED and XERTECS.

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